PCI-32765DBL1002

Combining Ibrutinib With Rituximab, Cyclophosphamide, Doxorubicin, Vincristine, and Prednisone (R-CHOP): Updated Results From a Phase 1b Study in Treatment-Naïve Patients With CD20-Positive B-cell Non-Hodgkin's Lymphoma (NHL)

Anas Younes,[1] Ian Flinn,[2] Jesus Berdeja,[2] Jonathan Friedberg[3], Carla Casulo[3], Catherine Thieblemont[4], Franck Morschhauser[5], Jason Westin[6], Shobha Seetharam[7], Peter Hellemans[8], Hans Smit[8], Ronald de Vries[8], Elisa Dauphinee[9], Julie Badamo-Dotzis[10], Nele Fourneau[8], Yasuhiro Oki[6]

[1]Memorial Sloan-Kettering Cancer Center, New York, NY, USA; [2]Tennessee Oncology and Sarah Cannon Research Institute, Nashville, TN, USA; [3]University of Rochester Medical Center, Wilmot Cancer Center, Rochester, NY, USA; [4]APHP-Hôpital Saint Louis, Paris, France; [5]CHRU de Lille - Hôpital Claude Huriez, Lille, France; [6] The University of Texas MD Anderson Cancer Center, TX, USA; [7]Janssen R & D, Spring House, PA, USA; [8]Janssen R & D, Beerse, Belgium; [9]Independent contractor providing services on behalf of Janssen, USA; [10] Quintiles, providing services on behalf of Janssen R & D, division of Janssen-Cilag, Issy-Les-Moulineaux, France

Background

- Ibrutinib (PCI-32765) is a first-in-class oral covalently-binding Bruton's tyrosine kinase (BTK) inhibitor that has demonstrated single-agent activity in a variety of relapsed or refractory B-cell malignancies with limited toxicity[1]
- R-CHOP is the currently accepted standard of care for a number of the most common B-cell malignancies, including several non-Hodgkin's lymphoma (NHL) subtypes, such as diffuse large B-cell lymphoma (DLBCL), mantle cell lymphoma (MCL), and follicular lymphoma (FL)[2-4]
- Despite the good initial results observed with R-CHOP for the treatment of NHL, a proportion of patients still either fail to respond or relapse after initial remission[2-4]
- The promising clinical activity of ibrutinib in relapsed or refractory B-cell malignancies makes it an appropriate drug to combine with R-CHOP in patients with previously untreated NHL

1. Advani RH, et al. *J Clin Oncol.* 2013;31:88-94.
2. Coiffier B, et al. *N Engl J Med.* 2002;346:235-242.
3. Kluin-Nelemans HC, et al. *N Engl J Med.* 2012;367:520-531.
4. Hiddemann W, et al. *Blood.* 2005;106:3725-3732.

Study Objectives

- **Primary objective:**
  - To determine the recommended Phase 2 dose and dose-limiting toxicities (DLT) of ibrutinib in combination with standard R-CHOP therapy in treatment-naïve patients with NHL
- **Secondary objectives:**
  - To assess safety (adverse event [AE] profile)
  - To evaluate pharmacokinetics of ibrutinib in the presence of R-CHOP
  - To determine the overall response rate (ORR; proportion of patients who achieve complete or partial response)

Patient Eligibility

- Aged 18 years or older
- Treatment-naïve, histopathologically-confirmed CD20-positive B-cell NHL (DLBCL, MCL, or FL)
- Stage I_{AX} (single lymph node mass > 10 cm in diameter) to Stage IV disease
- At least 1 measurable disease site
- Eastern Cooperative Oncology Group (ECOG) score of 0-2
- Adequate bone marrow, liver, and renal function
- No history of stroke or intracranial hemorrhage within 6 months prior to the first dose of study drug
- No major surgery within 3 weeks prior to enrollment
- No known bleeding diatheses or platelet dysfunction disorders or requirement for therapeutic anticoagulation, aspirin, low molecular weight heparin, or other anticoagulants

Study Design & DLBCL Patient Disposition (N= 24)

Part 1: DOSE ESCALATION: (DLBCL/total population-MCL, FL, DLBCL)

Ibrutinib 280 mg + R-CHOP (n = 3/7)	Ibrutinib 420 mg + R-CHOP (n = 2/4)	Ibrutinib 560 mg + R-CHOP (n = 3/6)

Part 2: DOSE EXPANSION at recommended Phase 2 dose (only DLBCL pts)

Ibrutinib 560 mg + R-CHOP
(n = 16)

First Ibrutinib dose from Cycle 1 Day 3 onwards

c1d1 c2d1 c3d1 c4d1 c5d1 c6d1

R-CHOP given for maximum 6 cycles / Ibrutinib continuous daily dosing for maximum 6 cycles

↓ R-CHOP; * = daily dosing ibrutinib - Cycle duration = 21 days

Baseline Demographics & Disease Characteristics in DLBCL Patients: All Treated Population

	Ibrutinib (by dose level) + R-CHOP			
	280 mg (N = 3)	420 mg (N = 2)	560 mg (N = 18)	Combined* (N = 24)
Age, median (range); years	65 (60 – 65)	63 (51 – 74)	53 (22 – 77)	57 (22 – 77)
Sex, Male; n (%)	2 (66.7%)	1 (50.0%)	10 (55.6%)	13 (54.2%)
ECOG, n (%)				
0	0 (0.0%)	0 (0.0%)	7 (38.9%)	7 (29.2%)
1	2 (66.7%)	2 (100.0%)	9 (50.0%)	13 (54.2%)
2	1 (33.3%)	0 (0.0%)	2 (11.1%)	4 (16.7%)
IPI score, n (%)				
Low-risk (0-1)	0 (0.0%)	0 (0.0%)	7 (38.9%)	7 (29.2%)
Low-intermediate risk (2)	1 (33.3%)	2 (100.0%)	6 (33.3%)	9 (37.5%)
High-intermediate risk (3)	2 (66.7%)	0 (0.0%)	3 (16.7%)	6 (25.0%)
High risk (4-5)	0 (0.0%)	0 (0.0%)	2 (11.1%)	2 (8.3%)
Subtype†, n (%)				
GCB subtype	1 (33.3%)	1 (50.0%)	13 (72.2%)	16 (66.7%)
Non-GCB subtype	2 (66.7%)	0 (0.0%)	1 (5.6%)	3 (12.5%)
Other‡	0 (0.0%)	1 (50.0%)	4 (22.2%)	5 (20.8.0%)

*One patient received R-CHOP only and had no exposure to ibrutinib; † data from phenopath and local lab

‡ Undetermined, mediastinal , large B-cell arising;

Treatment Exposure (Ibrutinib + R-CHOP) in DLBCL Patients: All Treated Population



Ibrutinib 280 mg (n=3)
Ibrutinib 420 mg (n=2)
Ibrutinib 560 mg (n=18)
Combined (n=24)
Received ibrutinib
100%
100%
100%
96%
Completed treatment (6 cycles)
67%
100%
94%
88%
Ibrutinib dose modification
0%
0%
22%
17%
0%
20%
40%
60%
80%
100%
Proportion of patients (%)

Dose Modifications in DLBCL Patients: All Treated Population

	Ibrutinib (by dose level) + R-CHOP			
	280 mg (N = 3)	420 mg (N = 2)	560 mg (N = 18)	Combined (N = 24)
Patients with an ibrutinib dose reduction, n (%)	0 (0.0%)	0 (0.0%)	4 (22.2%)	4 (16.7%)
1 dose level	0 (0.0%)	0 (0.0%)	2 (11.1%)	2 (8.3%)
2 dose levels	0 (0.0%)	0 (0.0%)	2 (11.1%)	2 (8.3%)
Patients who require cycle delay due to AE, n (%)	1 (33.3%)	0 (0.0%)	4 (22.2%)	5 (20.8%)
Patients full dose R-CHOP (6 cycles), n (%)	2 (66.7%)	0 (0.0%)	10 (55.6%)	12 (50.0%)
Patients received dose reduction/discontinuation, n (%)				
Rituximab	0 (0.0%)	0 (0.0%)	0 (0.0%)	0 (0.0%)
Cyclophosphamide	0 (0.0%)	0 (0.0%)	2 (11.1%)	2 (8.3%)
Doxorubicin	0 (0.0%)	0 (0.0%)	2 (11.1%)	2 (8.3%)
Vincristine	1 (33.3%)	2 (100.0%)	7 (38.9%)	10 (41.7%)
Prednisone	0 (0.0%)	0 (0.0%)	1 (5.6%)	1 (4.2%)

Adverse Events (Treatment Emergent) in DLBCL


All-Grade AEs (> 25%)
Diarrhea
33.3
Anemia
41.7
Constipation
41.7
Fatigue
50
Thrombocytopenia
58.3
Vomiting
66.7
Nausea
66.7
Neutropenia
70.8
0
20
40
60
80
100
Proportion of patients (%)
Combined (N = 24)*
Grade ≥ 3 AEs (> 5%)
Hypotension
8.3
Anemia
12.5
Febrile neutropenia
16.7
Thrombocytopenia
16.7
Neutropenia
66.7
0
20
40
60
80
100
Proportion of patients (%)

- SAEs were reported in 12 patients. The most commonly reported SAE was febrile neutropenia (16.7%).

* One patient received R-CHOP only and had no exposure to ibrutinib

Dose-Limiting Toxicities and Recommended Phase 2 Dose

- Maximum tolerated dose (MTD) was not reached
- 3 dose-limiting toxicities (DLT) were reported during dose escalation:
  - In the 280 mg cohort, 2 patients had a DLT:
    - **1 with brief syncope (Grade 3)[a]**
    - **1 with peri-orbital cellulitis (Grade 3)[b]**
  - In the 560 mg group, 1 patient had a DLT:
    - **1 with gastritis (Grade 2) associated with dose interruption of ibrutinib > 7 days[c]**
- Recommended Phase 2 dose was established at 560 mg ibrutinib + R-CHOP
- No AEs of special interest (bleeding) were observed

[a]No lower grade possible for syncope.
[b]Grade 3 peri-orbital cellulitis due to use of intravenous antibiotics.
[c]Patient had a history of gastroesophageal reflux disease (grade 2).

Pharmacokinetics


Mean Ibrutinib Concentration Time Profiles, C1D3
Ibrutinib Concentration ng/mL
Time (h)
280 mg
420 mg
560 mg


Mean Ibrutinib Concentration Time Profiles, C2D1
Ibrutinib Concentration ng/mL
Time (h)
280 mg
420 mg
560 mg

Ibrutinib dose		T_{max} (h)	C_{max} (ng/mL)	DN_C_{max} (ng/mL)	AUC_{last} (ng.h/mL)	DN_AUC_{last} (ng.h/mL)
280 mg	C1D3 (n=7)	3.00 (0.5-8.0)	38.2 (22.3)	76.4 (44.6)	129 (71.6)	257 (143)
	C2D1 (n=5)	4.00 (1.00-6.25)	80.3 (28.9)	161 (57.7)	619 (278)	1238 (557)
420	C1D3 (n = 4)	2.00 (1.00-2.02)	92.0 (86.8)	123 (116)	322 (280)	429 (373)
	C2D1 (n=7)	2.00 (1.00-3.00)	190 (135)	371 (137)	785 (429)	1589 (861)
560	C1D3 (n = 20)	2.00 (1.00-24)	144 (123)	144 (123)	570 (401)	570 (401)
	C2D1 (n = 18)	2.00 (0.00-3.00)	187 (198)	187 (198)	882 (741)	882 (741)

T_{max}: median(min-max)

Activity Based on Phenopath & Local Assessments in DLBCL Patients Treated with Ibrutinib + R-CHOP: All Treated Population

ORR 91.7% (CR 83.3%, PR 8.3%)



Partial Response
Complete Response
Ibrutinib 280 mg
Ibrutinib 420 mg
Ibrutinib 560 mg
Proportion of Patients
100%
80%
60%
40%
20%
0%
67%
100%
0%
100%
100%
100%
83%
17%
100%
75%
25%
100%
All pts (n=3)
Non-GCB (n=2)
GCB (n=0*)
All pts (n=2)
GCB (n=1)
Other‡ (n=1)
All pts (n=18)
Non-GCB (n=1)
GCB (n=12*)
Other‡ (n=4)

* 1 GCB patient in each of the 280 and 560 mg groups were not evaluable; ‡ Undetermined, mediastinal , large B-cell arising
CR, complete response; PR, partial response. All patients were evaluated by PET and CT.

Conclusions

- The combination of ibrutinib 560mg with standard R-CHOP has an acceptable safety profile in treatment-naïve patients with DLBCL
- All patients have discontinued the study treatment ; DLBCL patients 87.5% are in follow-up while 12.5% have withdrawn the trial
- Response evaluable DLBCL patients treated with ibrutinib + R-CHOP had an ORR of 100%
- A Phase 3 trial of R-CHOP ± ibrutinib is ongoing in *de novo* non-GCB DLBCL patients

Acknowledgements

- We would like to thank the patients and their families for whom without their support this trial would not have been possible
- Thanks to the investigators, the study coordinators and their study teams
- Thanks to the PCI-32765DBL1002 study team

Back-Ups

Phoenix Phase 3: Study Design


Screen Phase
Treatment Phase
Follow-up Phase
-30 days
6 or 8 cycles
Up to 5 years
Randomize
nonGCB
1:1
Treatment A: Placebo+R-CHOP
Treatment B: Ibrutinib+R-CHOP

Population:
Subjects with DLBCL who in non-GCB sub-population determined by central IHC

Stratification factors:

- R-IPI score low risk (1) vs. intermediate risk (2-3) vs. high risk (4-5)
- Region (United States/Western Europe vs. Rest of World)
- Number of treatment cycles (6 vs. 8 cycles)

Activity Based on Phenopath Assessments in DLBCL Patients Treated with Ibrutinib + R-CHOP: All Treated Population

ORR 91.7% (CR 83.3%, PR 8.3%)



Partial Response
Complete Response
Ibrutinib 280 mg
Ibrutinib 420 mg
Ibrutinib 560 mg
Proportion of Patients
100%
80%
60%
40%
20%
0%
67%
100%
0%
100%
100%
100%
83%
17%
0%
75%
25%
0%
Overall (n=3)
Non-GCB (n=2)
GCB (n=0*)
Overall (n=2)
GCB (n=1)
Other (n=1)
Overall (n=18)
Non-GCB (n=0*)
GCB (n=8*)
Other (n=0*)

* 1 GCB patient in the 280; 7 GCB, 1 non-GCB, & 4 other patients in the 560 mg group were not evaluable.

CR, complete response; PR, partial response. All patients were evaluated by PET and CT.

Activity in DLBCL Patients Treated with Ibrutinib + R-CHOP: Response Evaluable Population*

ORR 100.0% (CR 90.9%, PR 9.1%)



Partial Response
Complete Response
100%
80%
60%
40%
20%
0%
Proportion of Patients
100%
100%
83%
17%
Ibrutinib
280 mg
(n = 2)
Ibrutinib
420 mg
(n = 2)
Ibrutinib
560 mg
(n = 18)

* One DLBCL patient not evaluable for response due to SAE (Rituxan reaction); Patient discontinued the study before ibrutinib exposure.
CR, complete response; PR, partial response. All patients were evaluated by PET and CT.

All-Grade AEs (> 25%) Irrespective of Association with Ibrutinib + R-CHOP in DLBCL

	Ibrutinib (by dose level) + R-CHOP			
	280 mg (N = 3)	420 mg (N = 2)	560 mg (N = 18)	Combined* (N = 24)
Patients with ≥ 1 AE, n (%)	3 (100.0%)	2 (100.0%)	18 (100.0%)	24 (100.0%)
Neutropenia, n (%)	3 (100.0%)	2 (100.0%)	12 (66.7%)	17 (70.8%)
Nausea, n (%)	2 (66.7%)	1 (50.0%)	13 (72.2%)	16 (66.7%)
Vomiting, n (%)	2 (66.7%)	2 (100.0%)	12 (66.7%)	16 (66.7%)
Thrombocytopenia, n (%)	3 (100.0%)	2 (100.0%)	9 (50.0%)	14 (58.3%)
Fatigue, n (%)	2 (66.7%)	0 (0.0%)	10 (55.6%)	12 (50.0%)
Constipation, n (%)	0 (0.0%)	1 (50.0%)	9 (50.0%)	10 (41.7%)
Anemia, n (%)	2 (66.7%)	0 (0.0%)	8 (44.4%)	10 (41.7%)
Diarrhea, n (%)	0 (0.0%)	1 (50.0%)	7 (38.9%)	8 (33.3%)
Alopecia, n (%)	0 (0.0%)	0 (0.0%)	7 (38.9%)	7 (29.2%)

*One patient received R-CHOP only and had no exposure to ibrutinib.

Grade ≥ 3 AEs (>5%) Irrespective of Association with Ibrutinib + R-CHOP

	Ibrutinib (by dose level) + R-CHOP			
	280 mg (N = 3)	420 mg (N = 2)	560 mg (N = 18)	Combined (N = 24)
Patients with ≥ 1 AE (Grade ≥ 3), n (%)	2 (66.7%)	2 (100.0%)	14 (77.8%)	19 (79.2%)
Neutropenia*, n (%)	2 (66.7%)	2 (100.0%)	12 (66.7%)	16 (66.7%)
Thrombocytopenia*, n (%)	1 (33.3%)	1 (50.0%)	2 (11.1%)	4 (16.7%)
Febrile neutropenia*, n (%)	0 (0.0%)	0 (0.0%)	4 (16.7%)	4 (16.7%)
Anemia*, n (%)	1 (33.3%)	0 (0.0%)	2 (11.1%)	3 (12.5%)
Hypotension, n (%)	0 (0.0%)	0 (0.0%)	2 (11.1%)	2 (8.3%)

- SAEs were reported for 12 patients

*Complete blood counts were drawn weekly